CHOICE HOTELS INTERNATIONAL

Cambria Suites by Choice Hotels

Comfort Inn

Comfort Suites

Quality

Sleep Inn

Clarion

MainStay Suites

Suburban

Econo Lodge

Rodeway Inn

Stephen P. Joyce – President and Chief Executive Officer October 30, 2008 Exhibit 99.1

DISCLAIMER
Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the federal securities law. Generally, our use of words such as “expect,” “estimate,” “believe,” “anticipate,” “will,” “forecast,” “plan,”
project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section 27A of the Securities Act and Section 21E of the
Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-
looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries;
changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on
February 29, 2008. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

INVESTMENT THESIS
Strong, Growing, Fee-based Operating Business
– Track record of predictable, profitable growth in variety of lodging and economic environments
– Track record of expanding market share
– Long-term franchise contracts
Significant Growth Opportunities Remain
– Organic, acquisitions, new concepts, brand extensions
– International
Significant Free Cash Flow, Strong Capital Structure Create Opportunities to
Enhance Returns
– Track record of share repurchases, dividends
– Strong balance sheet with low financial leverage

ONE OF THE LARGEST HOTELIERS
Source: Smith Travel Research, May 2008
Market Share
11.3% 9.2% 5.7%      5.4%       5.2%      4.2%      1.9%      1.3%       1.2%         0.8%
4+ yr. bps
(03-08)
-120 160 70 110 70 -30 -60 10           10 0
Leading Gainer of Market Share (% of Hotels Open in U.S.)
0
2
4
6
8
10
12
14
Wyndham Choice IHG Hilton Marriott Best
Western
Accor Hyatt Carlson Starwood
2003 2004 2005 2006 2007 2008

CHOICE HOTELS
INTERNATIONAL

Rodeway Inn | Econo Lodge | Suburban | MainStay Suites | Sleep Inn | Comfort Inn | Comfort Suites | Quality | Clarion | Cambria Suites

5 MANY WELL RECOGNIZED & SEGMENTED BRANDS Limited Service Full Service Economy Mid-Scale Upscale

CHOICE HOTELS INTERNATIONAL

Comfort INN
COMFORT SUITES
QUALITY
Clarion
EconoLodge

1/3
98%
89%
81%
95%
88%
SIGNIFICANT CORE COMPETENCIES DRIVE RESULTS
Brand Awareness & Reservations Delivery = Key Value Proposition For Hoteliers
– $300 million+ in annual marketing & reservation fees
– Choice Privileges has 7 million members (2 million new members in 2 years)
SELLING HOTEL ROOMS
Brand Awareness
All
Hotel Direct
Reservations
Choice Central
Reservation
Contribution
Source: Choice Internal Data, July 2008

EXCEPTIONAL DEVELOPMENT TEAMS
FOCUSED ON SELLING HOTEL FRANCHISES
3,834
4,048
4,211
4,445
2004 2005 2006 2007 9/30/08
639
720
792
770
552
400
550
700
850
2004 2005 2006 2007 9/30/08
TTM
$5
$10
$15
$20
$25
258
276
231
413
728
724
190
284
176
602
2004 2005 2006 2007 9/30/2008
Conversion New Construction
Track record of unit growth across a range of industry and economic cycles
Domestic Franchises
Open
Franchise Development
(New Contracts Sold)
Domestic Pipeline
(#ENYO Contracts)
Executed
Contracts
$ in
Millions
Initial Fee Revenue
Deals
Source: Choice Internal Data, September 2008.
SIGNIFICANT CORE COMPETENCIES DRIVE RESULTS
4,661

-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$0
$50
$100
$150
$200
$250
$300
$350
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
REVENUE GROWTH  IN +/- REVPAR
ENVIRONMENTS
Source: Smith Travel Research, Choice Internal Data, December 2007
($ in millions)

EBITDA GROWTH IN +/- LODGING
ENVIRONMENTS
$-
$5
$10
$15
$20
$25
$30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$-
$50
$100
$150
$200
$250
Industry Profits Adjusted EBITDA
Source: Smith Travel Research, Choice Internal Data, December 2007
($ in millions) ($ in billions)

CAPITAL “LIGHT” MODEL
GENERATES STRONG RETURNS
ON INVESTED CAPITAL
68.8%
62.9%
49.7%
36.7%
27.6%
14.7%
16.1%
15.2%
78.5%
19.5%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Source: Choice Internal Data, December 2007

TRACK RECORD OF STRONG
EARNINGS PER SHARE GROWTH
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.26
$1.49
$1.73
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Source: Choice Internal Data, December 2007, Per Share Amounts Retroactively Adjusted For 2005 Stock Split
Adjusted Diluted Earnings Per Share

CHOICE HOTELS INTERNATIONAL

CAMBRIA SUITES

COMFORT SUITES

Comfort INN

SLEEP INN

MainStay Suites

Suburban

Clarion

Comfort INN

QUALITY

EconoLodge

RODEWAY INN

* Excludes cost of land
Conversion
$40,000+
$84,000+
$76,000+
$95,000+
$50
$70
$100+
Targeted Average Daily Rate
$61,000+
$54,000+
$80
DEVELOPMENT OPPORTUNITIES FOR
HOTELIERS AT VARIOUS PRICE POINTS
Estimated Per Room Investment*
New Construction
Source: Choice Internal Data, April 2008
$65,000+

CAMBRIA SUITES BRAND – UPSCALE, SELECT
SERVICE MARKET OPPORTUNITY
• All-suites brand
– 100% new construction
– Guest suites 25% larger than standard
hotel rooms
– Very attractive per-key development cost
– Targeted ADR of $100-$150
• 71 contracts – in 25+ states and Canada –
executed since January 2005 launch
• 8 properties open as of September 30,
2008
• Positioned favorably against established
brands and new market entrants
Source: Choice Internal Data, September 2008

CHOICE HOTELS INTERNATIONAL

Quality
EconoLodge
Rodeway Inn
Clarion

Source: Smith Travel Research, March 2008
SIGNIFICANT GROWTH OPPORTUNITIES
REMAIN IN LARGE CONVERSION MARKET
Domestic Hotels
2,060
1,897
1,703
1,540
1,479
1,448
899
802
665
641
528
390
369
347
257
169
226
297
831
847
Chart does not include 16,000+
independent hotels in budget,
economy and
mid-scale segments
Best
Western
Other
(includes
50+ brands)
Holiday Inn
Express
Motel
6
La Quinta
Fairfield
Inn
Red Roof
Inn
Knights
Inn
Super 8
Days
Inn
Hampton
Inn
Holiday Inn /
Holiday Inn
Select
Americas
Best Value
Inn
Travelodge
Howard
Johnson
Microtel

CHOICE HOTELS INTERNATIONAL

Comfort Suites

Comfort Inn

Clarion

Quality

Sleep Inn

551 hotels
22% of Comfort portfolio
372 hotels
30% of Quality portfolio
121 hotels
41% of Clarion portfolio
16 hotels
4% of Sleep Inn portfolio
INTERNATIONAL OPPORTUNITY
• 1,100+ properties
• 37 countries and territories on 5 continents
• Large global “pure hotel franchising” business
• Track record of consistent, conservative growth
Source: Choice Internal Data, September 2008

ROYALTY FEE “LEVERS”
Domestic Royalty Impact
Estimated
Impact on ‘08
Royalties
Estimated
Impact on ‘08
Diluted EPS
1,2
RevPAR Improvement
1% = $2,253,000 $0.02
5% = $11,265,000 $0.11
New Franchise Growth
1% (47 units) = $2,260,000 $0.02
5% (235 units) = $11,300,000 $0.11
Improvement in
Royalty Rate
1 bps increase = $496,000 $0.005
5 bps increase = $2,480,000 $0.02
(1) Assumes outstanding diluted shares of 62,777,610
(2) Assumed tax rate of 37.75%
Source: Choice Internal Data, September 2008

WHY CHOICE?
• Highest returning model in the industry
• Track record of profitable growth in a wide variety of economic conditions and industry cycles
• Substantial size, scale and distribution – difficult to duplicate
• Highly-skilled and experienced management team
• Focused on returning value to shareholders

18 Appendix Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share, franchising revenues, net operating profits after taxes (NOPAT), return on invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities.  The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconciles these measures to the comparable GAAP measurement.

FRANCHISING REVENUES AND
ADJUSTED FRANCHISING MARGINS
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
2007 2006 2005 2004 2003
Total Revenues 615,494 $        539,903 $     472,098 $   423,382 $      380,357 $
Adjustments:
     Marketing and Reservation  (316,827)          (273,267)       (237,822)     (215,906)        (189,710)
     Product Sales -                 -              -            -               -
     Hotel Operations (4,692)             (4,505)          (4,293)        (3,729)           (3,565)
Franchising Revenues 293,975 $        262,131 $     229,983 $   203,747 $      187,082 $
Operating Income 185,199 $        166,625 $     143,750 $   124,983 $      113,946 $
Adjustments
     Hotel Operations (1,451)             (1,311)          (1,068)        (725)              (842)
     Executive Termination Benefits 3,690              -              -            -               -
     Product Sales -                 -              -            -               -
     Impairment of Friendly Investment -                 -              -            -               -
Net 187,438 $        165,314 $     142,682 $   124,258 $      113,104 $
Adjusted Franchising Margin 63.8% 63.1% 62.0% 61.0% 60.5%
Source: Choice Internal Data, December  2007

Year Ended Year Ended Year Ended Year Ended Year Ended
($ amounts in thousands) December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998
Total Revenues 365,562 $            341,428 $            352,841 $             324,203 $            165,474 $
Adjustments:
     Marketing and Reservation  (190,145)              (168,170)              (185,367)              (162,603)              -
     Product Sales -                       -                       -                       (3,871)                 (20,748)
     Hotel Operations (3,331)                 (3,215)                 (1,249)                   -                       (1,098)
Franchising Revenues 172,086 $            170,043 $            166,225 $             157,729 $            143,628 $
Operating Income 104,700 $            73,577 $              92,427 $              94,170 $              85,151 $
Adjustments
Hotel Operations (385)                     (714)                     (640)                     -                       35
Executive Termination Benefits -                       -                       -                       -                       -
Product Sales -                       -                       -                       12                        (1,216)
Impairment of Friendly Investment -                       22,713                 -                       -                       -
Net 104,315 $            95,576 $              91,787 $              94,182 $              83,970 $
Adjusted Franchising Margin 60.6% 56.2% 55.2% 59.7% 58.5%
FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS (CONTINUED)
Source: Choice Internal Data, December 2007

RETURN ON INVESTED CAPITAL
Source: Choice Internal Data, December  2007
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Operating Income (a) $85.2 $94.2 $92.4 $96.3 $104.7 $113.9 $125.0 $143.8 $166.6 $185.2
Tax Rate(a) 41.7% 39.5% 39.0% 35.0% 36.5% 36.1% 35.1% 33.0% 27.4% 36.0%
After-Tax Operating Income 49.7 57.0 56.4 62.6 66.5 72.8 81.1 96.3 121.0 118.5
+ Depreciation & Amortization 6.7 7.7 11.6 12.5 11.3 11.2 9.9 9.1 9.7 8.6
- Maintenance CAPEX 6.7 7.7 11.6 12.5 11.3 11.2 9.9 9.1 9.7 8.6
Net Op. Profit After-tax (NOPAT) $49.7 $57.0 $56.4 $62.6 $66.5 $72.8 $81.1 $96.3 $121.0 $118.5
Total Assets 398.2 464.7 484.1 321.2 316.8 267.3 263.4 265.3 303.3 328.4
- Current Liabilities 64.7 88.7 93.8 71.2 84.3 102.2 102.1 120.3 139.8 147.5
Invested Capital 333.6 375.9 390.3 250.0 232.5 165.1 161.3 145.0 163.5 180.9
Return on Average Invested Capital 15.2% 16.1% 14.7% 19.5% 27.6% 36.7% 49.7% 62.9% 78.5% 68.8%
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million (pre-tax) impairment charge related to the write-off of the company’s investment in Friendly Hotels.

FREE CASH FLOWS
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2007 2006 2005 2004 2003 2002
Net Cash Provided by Operating Activities 146,135 $           153,928 $        133,588 $        108,908 $        115,304 $        99,018 $
Net Cash Provided(Used) by Investing Activities (21,260)              (17,331)           (24,531)           (14,544)           27,784            (14,683)
Free Cash Flows 124,875 $           136,597 $        109,057 $        94,364 $          143,088 $        84,335 $
Source: Choice Internal Data, December  2007

FREE CASH FLOWS
(CONTINUED)
Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31,
($ in thousands) 2001 2000 1999 1998
Net Cash Provided by Operating Activities 101,712 $        53,879 $          65,040 $          38,952 $
Net Cash Provided(Used) by Investing Activities 87,738            (16,617)           (36,031)           (9,056)
Free Cash Flows 189,450 $        37,262 $          29,009 $          29,896 $
Source: Choice Internal Data, December  2007

ADJUSTED EBITDA
Source: Choice Internal Data, December 2007
Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31,
2007 2006 2005 2004 2003
Operating Income 185,199 $         166,625 $       143,750 $       124,983 $       113,946 $
Adjustments
Executive Termination Benefits 3,690                -                  -                 -                  -
Product Sales -                     -                  -                 -                  -
Impairment of Friendly investment -                     -                  -                 -                  -
Depreciation and Amortization 8,637                9,705              9,051              9,947              11,225
Adjusted EBITDA 197,526 $         176,330 $       152,801 $       134,930 $       125,171 $

ADJUSTED EBITDA
(CONTINUED)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31,
2002 2001 2000 1999 1998 1997
Operating Income 104,700 $          73,577 $            92,427 $            94,170 $            85,151 $            77,068 $
Adjustments
Executive Termination Benefits -                     -                     -                     -                     -                     -
Product Sales -                     -                     -                     12                      (1,216)               (1,037)
Impairment of Friendly investment -                     22,713               -                     -                     -                     -
Depreciation and Amortization 11,251               12,452               11,623               7,687                6,710                9,173
Adjusted EBITDA 115,951 $          108,742 $          104,050 $          101,869 $          90,645 $            85,204 $
Source: Choice Internal Data, December 2007

ADJUSTED DILUTED EARNINGS PER SHARE
Year Ended
December 31,
2003
71,863 $
-
-
-
-
(3,383)
-
68,480 $
73,349
0.98 $
-
-
-
-
(0.05)
-
0.93 $
Source: Choice Internal Data, December 2007
Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2007 2006 2005 2004
Net Income 111,301 $                112,787 $                87,565 $                   74,345 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                            217                           -                            433
Executive Termination Benefits, Net of Taxes 2,310                        -                            -                            -
Resolution of Provisions for Income Tax Contingencies (349)                          (12,791)                     (4,855)                       (1,182)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                            -                            1,192                        -
Loss(Gain) on Sunburst Note Transactions -                            -                            -                            -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                            -                            -                            -
Adjusted Net Income 113,262 $                100,213 $                83,902 $                   73,596 $
Weighted Average Shares Outstanding-Diluted 65,331                      67,050                      66,336                      69,000
Diluted Earnings Per Share 1.70 $                       1.68 $                       1.32 $                       1.08 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                            -                            -                            0.01
Executive Termination Benefits, Net of Taxes 0.04                          -                            -                            -
Resolution of Provisions for Income Tax Contingencies (0.01)                         (0.19)                         (0.08)                         (0.02)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                            -                            0.02                          -
Loss(Gain) on Sunburst Note Transactions -                            -                            -                            -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                            -                            -                            -
Adjusted Diluted Earnings Per Share (EPS) 1.73 $                       1.49 $                       1.26 $                       1.07 $

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2002 2001 2000 1999 1998
Net Income 60,844 $                14,327 $                42,445 $                57,155 $                55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                           -                           -                                -                                (7,232)
Executive Termination Benefits, Net of Taxes -                           -                           -                                -                                -
Resolution of Provisions for Income Tax Contingencies -                           -                           -                                -                                -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                           -                           -                                -                                -
Loss(Gain) on Sunburst Note Transactions -                           -                           4,721                       -                                -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                           37,166                    7,532                       -                                -
Adjusted Net Income 60,844 $                51,493 $                54,698 $                57,155 $                48,073 $
Weighted Average Shares Outstanding-Diluted 80,114                    89,144                    106,506                 111,334                 119,096
Diluted Earnings Per Share 0.76 $                      0.16 $                      0.40 $                      0.51 $                      0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                           -                           -                           -                           (0.06)
Executive Termination Benefits, Net of Taxes -                           -                           -                           -                           -
Resolution of Provisions for Income Tax Contingencies -                           -                           -                           -                           -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                           -                           -                           -                           -
Loss(Gain) on Sunburst Note Transactions -                           -                           0.04                         -                           -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                           0.42                         0.07                         -                           -
Adjusted Diluted Earnings Per Share (EPS) 0.76 $                      0.58 $                      0.51 $                      0.51 $                      0.40 $
Source: Choice Internal Data, December 2007